SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C.  20549


                                  Form 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 29, 1998


                             LACLEDE GAS COMPANY

______________________________________________________________________________
             (Exact name of registrant as specified in its charter)

          Missouri                     1-1822              43-0368139
______________________________________________________________________________
(State or other jurisdiction        (Commission          (IRS Employer
   of incorporation)                 File Number)        Identification No.)

720 Olive Street                St. Louis, Missouri            63101
_____________________________________________________________________________
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (314) 342-0500
                                                    _______________

                                    NONE
_____________________________________________________________________________
       (Former name or former address, if changed since last report)

Item 5.   Other Events.

     On October 29, 1998 the Company issued its news release announcing its financial results as of September 30, 1998. The news release is attached as
Exhibit 1.


Item 7.  Exhibits.

     See the Index to Exhibits.

                                  SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LACLEDE GAS COMPANY
                                            (Registrant)


                                            By: Gerald T. McNeive, Jr.
--------------------------
                                                Gerald T. McNeive, Jr.
                                                Senior Vice President-
                                                Finance and General Counsel

October 29, 1998
   (Date)

                              Index to Exhibits

Exhibit No.
___________

    1          Laclede Gas Company news release dated October 29, 1998.